Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND SIX MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 28,	% Over	November 2,	October 28,
	2008	2007	(Under)	2008	2007

Net sales	$52,263	64,336	(18.8)%	100.0%	100.0%
Cost of sales	49,115	55,914	(12.2)%	94.0%	86.9%
Gross profit	3,148	8,422	(62.6)%	6.0%	13.1%

Selling, general and
administrative expenses	4,439	5,838	(24.0)%	8.5%	9.1%
Restructuring expense (credit)	8,634	(84)	N.M.	16.5%	(0.1)%
(Loss) income from operations	(9,925)	2,668	N.M.	(19.0)%	4.1%

Interest expense	663	809	(18.0)%	1.3%	1.3%
Interest income	(21)	(63)	(66.7)%	(0.0)%	(0.1)%
Other (income) expense	(250)	463	N.M.	(0.5)%	0.7%
(Loss) income before income taxes	(10,317)	1,459	N.M.	(19.7)%	2.3%

Income taxes*	30,551	(95)	N.M.	N.M.	(6.5)%
Net (loss) income	$(40,868)	1,554	N.M.	N.M.	2.4%

Net (loss) income per share-basic	($3.23)	0.12	N.M.
Net (loss) income per share-diluted	($3.23)	0.12	N.M.
Average shares outstanding-basic	12,650	12,635	0.1%
Average shares outstanding-diluted	12,650	12,809	(1.2)%

	SIX MONTHS ENDED

	Amounts			Percent of Sales
	November 2,	October 28,	% Over	November 2,	October 28,
	2008	2007	(Under)	2008	2007

Net sales	$111,585	129,566	(13.9)%	100.0%	100.0%
Cost of sales	101,035	112,088	(9.9)%	90.5%	86.5%
Gross profit	10,550	17,478	(39.6)%	9.5%	13.5%

Selling, general and
administrative expenses	9,823	12,159	(19.2)%	8.8%	9.4%
Restructuring expense	9,036	348	N.M.	8.1%	0.3%
(Loss) income from operations	(8,309)	4,971	N.M.	(7.4)%	3.8%

Interest expense	1,095	1,627	(32.7)%	1.0%	1.3%
Interest income	(55)	(121)	(54.5)%	(0.0)%	(0.1)%
Other (income) expense	(236)	695	N.M.	(0.2)%	0.5%
(Loss) income before income taxes	(9,113)	2,770	N.M.	(8.2)%	2.1%

Income taxes*	30,975	365	N.M.	N.M.	13.2%
Net (loss) income	$(40,088)	2,405	N.M.	N.M.	1.9%

Net (loss) income per share-basic	($3.17)	0.19	N.M.
Net (loss) income per share-diluted	($3.17)	0.19	N.M.
Average shares outstanding-basic	12,649	12,609	0.3%
Average shares outstanding-diluted	12,649	12,776	(1.0)%

* Percent of sales column for income taxes is calculated as a % of (loss) income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
NOVEMBER 2, 2008, OCTOBER 28, 2007 AND APRIL 27, 2008
Unaudited
(Amounts in Thousands)

	Amounts		Increase (Decrease)
	November 2, 2008	October 28, 2007			* April 27, 2008
			Dollars	Percent

Current assets
Cash and cash equivalents	$8,522	16,830	(8,308)	(49.4)%	4,914
Accounts receivable	18,801	22,885	(4,084)	(17.8)%	27,073
Inventories	36,307	41,518	(5,211)	(12.6)%	35,394
Deferred income taxes	-	5,376	(5,376)	(100.0)%	4,380
Assets held for sale	4,827	341	4,486	1,315.5%	5,610
Income taxes receivable	-	491	(491)	(100.0)%	438
Other current assets	1,100	1,271	(171)	(13.5)%	1,328
Total current assets	69,557	88,712	(19,155)	(21.6)%	79,137

Property, plant & equipment, net	26,802	37,887	(11,085)	(29.3)%	32,939
Goodwill	11,593	4,114	7,479	181.8%	4,114
Deferred income taxes	-	25,762	(25,762)	(100.0)%	29,430
Other assets	2,975	2,439	536	22.0%	2,409

Total assets	$110,927	158,914	(47,987)	(30.2)%	148,029

Current liabilities
Current maturities of long-term debt	$7,383	12,834	(5,451)	(42.5)%	7,375
Current portion of obligation under a capital lease	692	-	692	100.0%	-
Lines of credit	-	4,016	(4,016)	(100.0)%	-
Accounts payable - trade	19,192	20,341	(1,149)	(5.6)%	21,103
Accounts payable - capital expenditures	1,020	783	237	30.3%	1,547
Accrued expenses	5,259	9,040	(3,781)	(41.8)%	8,300
Accrued restructuring	1,790	2,356	(566)	(24.0)%	1,432
Income taxes payable - current	1,074	-	1,074	100.0%	150
Total current liabilities	36,410	49,370	(12,960)	(26.3)%	39,907

Accounts payable - capital expenditures	1,000	-	1,000	100.0%	1,449
Income taxes payable - long-term	742	4,299	(3,557)	(82.7)%	4,802
Deferred income taxes	1,185	-	1,185	100.0%	1,464
Obligation under capital lease	280	-	280	100.0%	-
Long-term debt , less current maturities	24,803	22,120	2,683	12.1%	14,048

Total liabilities	64,420	75,789	(11,369)	(15.0)%	61,670

Shareholders' equity	46,507	83,125	(36,618)	(44.1)%	86,359

Total liabilities and
shareholders' equity	$110,927	158,914	(47,987)	(30.2)%	148,029

Shares outstanding	12,653	12,635	18	0.1%	12,648

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007
Unaudited
(Amounts in Thousands)

		SIX MONTHS ENDED
		Amounts
		November 2,	October 28,
		2008	2007

Cash flows from operating activities:
Net (loss) income		$(40,088)	2,405
Adjustments to reconcile net (loss) income to net cash
provided by operating activities:
Depreciation		4,723	2,892
Amortization of other assets		208	186
Stock-based compensation		219	366
Excess tax benefit related to stock options exercised		-	(21)
Deferred income taxes		33,534	266
Restructuring expenses, net of gain on sale of related assets		7,812	73
Changes in assets and liabilities, net of effects of acquisition of business:
Accounts receivable		8,272	6,625
Inventories		526	(888)
Other current assets		211	553
Other assets		88	(31)
Accounts payable		(3,203)	(1,687)
Accrued expenses		(3,048)	370
Accrued restructuring		358	(1,002)
Income taxes		(2,698)	(250)
Net cash provided by operating activities		6,914	9,857

Cash flows from investing activities:
Capital expenditures		(1,333)	(3,385)
Net cash paid for acquisition of business		(11,365)	-
Proceeds from the sale of buildings and equipment		-	2,045
Net cash used in investing activities		(12,698)	(1,340)

Cash flows from financing activities:
Proceeds from lines of credit		-	1,423
Proceeds from the issuance of long-term debt		11,000	-
Payments on vendor-financed capital expenditures		(874)	(499)
Payments on capital lease obligation		(412)	-
Payments on long-term debt		(237)	(3,206)
Debt issuance costs		(106)	-
Proceeds from common stock issued		21	405
Excess tax benefit related to stock options exercised		-	21
Net cash provided by (used in) financing activities		9,392	(1,856)

Increase in cash and cash equivalents		3,608	6,661

Cash and cash equivalents at beginning of period		4,914	10,169

Cash and cash equivalents at end of period		$8,522	16,830

Free Cash Flow (1)		$4,295	8,039

(1) Free Cash Flow reconciliation is as follows:		2nd Qtr	2nd Qtr
		FY 2009	FY 2008
A)	Net cash provided by operating activities	$6,914	9,857
B)	Minus: Capital Expenditures	(1,333)	(3,385)
C)	Add: Proceeds from the sale of buildings and equipment	-	2,045
D)	Minus: Payments on vendor-financed capital expenditures	(874)	(499)
E)	Minus: Payments on capital lease obligation	(412)	-
F)	Add: Excess tax benefit related to stock options exercised	-	21
		$4,295	8,039

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE THREE MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007

(Amounts in thousands)

	THREE MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	November 2,		October 28,		% Over	November 2,	October 28,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$28,048		36,010		(22.1)%	53.7%	56.0%
Upholstery Fabrics	24,215		28,326		(14.5)%	46.3%	44.0%

Net Sales	$52,263		64,336		(18.8)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$5,084		6,038		(15.8)%	18.1%	16.8%
Upholstery Fabrics	1,277		2,975		(57.1)%	5.3%	10.5%
Subtotal	6,361		9,013		(29.4)%	12.2%	14.0%

Restructuring related charges	(3,213)	(1)	(591)	(3)	N.M.	(6.1)%	(0.9)%

Gross Profit	$3,148		8,422		(62.6)%	6.0%	13.1%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$1,833		2,166		(15.4)%	6.5%	6.0%
Upholstery Fabrics	2,081		2,774		(25.0)%	8.6%	9.8%
Unallocated Corporate expenses	523		873		(40.1)%	1.0%	1.4%
Subtotal	4,437		5,813		(23.7)%	8.5%	9.0%

Restructuring related charges	2	(1)	25	(3)	(92.0)%	0.0%	0.0%

Selling, General and Administrative expenses	$4,439		5,838		(24.0)%	8.5%	9.1%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$3,251		3,872		(16.0)%	11.6%	10.8%
Upholstery Fabrics	(804)		201		N.M.	(3.3)%	0.7%
Unallocated corporate expenses	(523)		(873)		(40.1)%	(1.0)%	(1.4)%
Subtotal	1,924		3,200		(39.9)%	3.7%	5.0%

Restructuring expense and restructuring related charges	(11,849)	(2)	(532)	(4)	N.M.	(22.7)%	(0.8)%

Operating (loss) income	$(9,925)		2,668		N.M.	(19.0)%	4.1%

Depreciation by Segment

Mattress Fabrics	$935		898		4.1%
Upholstery Fabrics	439		547		(19.7)%
Subtotal	1,374		1,445		(4.9)%
Accelerated depreciation	2,090		-		100.0%
Total Depreciation	3,464		1,445		139.7%

Notes:

(1) The $3.2 million restructuring related charge represents $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $15 for other operating costs associated with closed plant facilities. The $2 restructuring related charge represents other operating costs associated with closed plant facilities.

(2) The $11.8 million represents $7.8 million for write-downs of a building and equipment, $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, $460 for lease termination and other exit costs, $362 for employee termination benefits, and $17 for other operating costs associated with closed plant facilities. Of this total charge, $3.2 million, $2, and $8.6 million was recorded in cost of sales, selling,general, and administrative expenses, and restructurintg expense, respectively.

(3) The $591 restructuring related charge represents $348 for inventory markdowns and $243 for other operating costs associated with closed plant facilities. The $25 restructuring related charge represents other operating costs associated with closed plant facilities.
(4) The $532 represents $348 for inventory markdowns, $268 for other operatings costs associated with closed plant facilities, $179 for lease termination and other exit costs, $73 for asset movement costs, $27 for write-downs of a building and equipment, a credit of $114 for proceeds received on equipment with no carrying value, and a credit of $249 for employee termination benefits. Of this total charge, $591 was recorded in cost of sales, $25 was recorded in selling, general, and administrative expenses, and a credit of $84 was recorded in restructuring expense.

CULP, INC. FINANCIAL INFORMATION RELEASE
SALES, GROSS PROFIT AND OPERATING INCOME (LOSS) BY SEGMENT
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007

(Amounts in thousands)

	SIX MONTHS ENDED (UNAUDITED)

	Amounts					Percent of Total Sales
	November 2,		October 28,		% Over	November 2,	October 28,
Net Sales by Segment	2008		2007		(Under)	2008	2007

Mattress Fabrics	$63,610		72,546		(12.3)%	57.0%	56.0%
Upholstery Fabrics	47,975		57,020		(15.9)%	43.0%	44.0%

Net Sales	$111,585		129,566		(13.9)%	100.0%	100.0%

Gross Profit by Segment						Gross Profit Margin

Mattress Fabrics	$11,428		11,843		(3.5)%	18.0%	16.3%
Upholstery Fabrics	2,347		6,742		(65.2)%	4.9%	11.8%
Subtotal	13,775		18,585		(25.9)%	12.3%	14.3%

Restructuring related charges	(3,225)	(1)	(1,107)	(3)	191.3%	(2.9)%	(0.9)%

Gross Profit	$10,550		17,478		(39.6)%	9.5%	13.5%

Selling, General and Administrative expenses by Segment						Percent of Sales

Mattress Fabrics	$3,961		4,208		(5.9)%	6.2%	5.8%
Upholstery Fabrics	4,565		6,092		(25.1)%	9.5%	10.7%
Unallocated Corporate expenses	1,293		1,808		(28.5)%	1.2%	1.4%
Subtotal	9,819		12,108		(18.9)%	8.8%	9.3%

Restructuring related charges	4	(1)	51	(3)	(92.2)%	0.0%	0.0%

Selling, General and Administrative expenses	$9,823		12,159		(19.2)%	8.8%	9.4%

Operating Income (loss) by Segment						Operating Income (Loss) Margin

Mattress Fabrics	$7,467		7,635		(2.2)%	11.7%	10.5%
Upholstery Fabrics	(2,218)		650		(441.2)%	(4.6)%	1.1%
Unallocated corporate expenses	(1,293)		(1,808)		(28.5)%	(1.2)%	(1.4)%
Subtotal	3,956		6,477		(38.9)%	3.5%	5.0%

Restructuring expense and restructuring related charges	(12,265)	(2)	(1,506)	(4)	N.M.	(11.0)%	(1.2)%

Operating (loss) income	$(8,309)		4,971		N.M.	(7.4)%	3.8%

Depreciation by Segment

Mattress Fabrics	$1,693		1,795		(5.7)%
Upholstery Fabrics	940		1,097		(14.3)%
Subtotal	2,633		2,892		(9.0)%
Accelerated depreciation	2,090		-		100.0%
Total depreciation	4,723		2,892		63.3%

Notes:

(1) The $3.2 million represents restructuring related charges of $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $27 for other operating costs associated with closed plant facilities. The $4 represents restructuring related charges for other operating costs associated with closed plant facilities.
(2) The $12.3 million represents $7.8 million for write-downs of a building and equipment, $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, $776 for employee termination benefits, $447 for lease termination and other exit costs, and $31 for other operating costs associated with closed plant facilities. Of this total charge, $3.2 million, $4, and $9.0 million were recorded in cost of sales, selling, general, and administrative expenses, and restructuring expense, respectively.
(3) The $1.1 million represents restructuring related charges of $703 for other operating costs associated with closed plant facilities and $404 for inventory markdowns. The $51 restructuring related charge represents other operating costs associated with closed plant facilities.
(4) The $1.5 million represents $754 for other operating costs on closed plant facilities, $546 for lease termination and other exit costs, $404 for inventory markdowns, $388 for write-downs of buildings and equipment, $127 for asset movement costs, a credit of $315 for sales proceeds received on equipment with no carrying value, and a credit of $398 for employee termination benefits. Of this total charge, $1.1 million was recorded in cost of sales, $51 was recorded in selling, general, and administrative expenses, and $348 was recorded in restructuring expense.

CULP, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007
(Amounts in Thousands)

	THREE MONTHS ENDED

	As Reported					November 2, 2008		As Reported					October 28, 2007		Proforma
	November 2,	% of		% of		Proforma Net	% of	October 28,	% of		% of		Proforma Net	% of	% Over
	2008	Sales	Adjustments	Sales		of Adjustments	Sales	2007	Sales	Adjustments	Sales		of Adjustments	Sales	(Under)

Net sales	$52,263	100.0%	-			52,263	100.0%	64,336	100.0%	-			64,336	100.0%	-18.8%
Cost of sales	49,115	94.0%	(3,213)	-6.1%	(1)	45,902	87.8%	55,914	86.9%	(591)	-0.9%	(3)	55,323	86.0%	-17.0%
Gross profit	3,148	6.0%	(3,213)	-6.1%		6,361	12.2%	8,422	13.1%	(591)	-0.9%		9,013	14.0%	-29.4%

Selling, general and
administrative expenses	4,439	8.5%	(2)	0.0%	(1)	4,437	8.5%	5,838	9.1%	(25)	0.0%	(3)	5,813	9.0%	-23.7%
Restructuring expense (credit)	8,634	16.5%	(8,634)	-16.5%	(2)	-	0.0%	(84)	-0.1%	84	0.1%	(4)	-	0.0%	0.0%
(Loss) income from operations	(9,925)	-19.0%	(11,849)	-22.7%		1,924	3.7%	2,668	4.1%	(532)	-0.8%		3,200	5.0%	-39.9%

Interest expense	663	1.3%	-	0.0%		663	1.3%	809	1.3%	-	0.0%		809	1.3%	-18.0%
Interest income	(21)	0.0%	-	0.0%		(21)	0.0%	(63)	-0.1%	-	0.0%		(63)	-0.1%	-66.7%
Other (income) expense	(250)	-0.5%	-	0.0%		(250)	-0.5%	463	0.7%	-	0.0%		463	0.7%	154.0%
(Loss) income before income taxes	(10,317)	-19.7%	(11,849)	-22.7%	(5)	1,532	2.9%	1,459	2.3%	(532)	-0.8%	(6)	1,991	3.1%	-23.1%

Notes:

(1) The $3.2 million restructuring related charge represents $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $15 for other operating costs associated with closed plant facilities. The $2 restructuring related charge represents other operating costs associated with closed plant facilities.
(2)The $8.6 million represents $7.8 million for write-downs of a building and equipment, $460 for lease termination and other exit costs, and $362 for employee termination benefits.
(3) The $591 restructuring related charge represents $348 for inventory markdowns and $243 for other operating costs associated with closed plant facilities. The $25 restructuring related charge represents other operating costs associated with closed plant facilities.
(4)The $84 restructuring credit represents $179 for lease termination and other exit costs, $73 for asset movement costs, $27 for write-downs of buildings and equipment, a credit of $114 for proceeds received on equipment with no carrying value, and a credit of $249 for employee termination benefits.
(5) Of this total charge, $839 and $11.0 million represent cash and non-cash charges, respectively.
(6) Of this total charge, $158 and $374 represent cash and non-cash charges, respectively.

CULP, INC.
PROFORMA CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 2, 2008 AND OCTOBER 28, 2007
(Amounts in Thousands)

	SIX MONTHS ENDED

	As Reported November 2,	% of		% of		November 2, 2008 Proforma Net of	% of	As Reported October 28,	% of		% of		October 28, 2007 Proforma Net of	% of	Proforma % Over
	2008	Sales	Adjustments	Sales		Adjustments	Sales	2007	Sales	Adjustments	Sales		Adjustments	Sales	(Under)

Net sales	$111,585	100.0%	-			111,585	100.0%	129,566	100.0%	-			129,566	100.0%	-13.9%
Cost of sales	101,035	90.5%	(3,225)	-2.9%	(1)	97,810	87.7%	112,088	86.5%	(1,107)	-0.9%	(3)	110,981	85.7%	-11.9%
Gross profit	10,550	9.5%	(3,225)	-2.9%		13,775	12.3%	17,478	13.5%	(1,107)	-0.9%		18,585	14.3%	-25.9%

Selling, general and
administrative expenses	9,823	8.8%	(4)	0.0%	(1)	9,819	8.8%	12,159	9.4%	(51)	0.0%	(3)	12,108	9.3%	-18.9%
Restructuring expense	9,036	8.1%	(9,036)	-8.1%	(2)	-	0.0%	348	0.3%	(348)	-0.3%	(4)	-	0.0%	0.0%
(Loss) income from operations	(8,309)	-7.4%	(12,265)	-11.0%		3,956	3.5%	4,971	3.8%	(1,506)	-1.2%		6,477	5.0%	-38.9%

Interest expense	1,095	1.0%	-	0.0%		1,095	1.0%	1,627	1.3%	-	0.0%		1,627	1.3%	-32.7%
Interest income	(55)	0.0%	-	0.0%		(55)	0.0%	(121)	-0.1%	-	0.0%		(121)	-0.1%	-54.5%
Other (income) expense	(236)	-0.2%	-	0.0%		(236)	-0.2%	695	0.5%	-	0.0%		695	0.5%	134.0%
(Loss) income before income taxes	(9,113)	-8.2%	(12,265)	-11.0%	(5)	3,152	2.8%	2,770	2.1%	(1,506)	-1.2%	(6)	4,276	3.3%	-26.3%
Notes:

(1)

The $3.2 million represents restructuring related charges of $2.1 million for accelerated depreciation, $1.1 million for inventory markdowns, and $27 for other operating costs associated with closed plant facilities. The $4 represents restructuring related charges for other operating costs associated with closed plant facilities.

(2)	The $9.0 million represents $7.8 million for write-downs of a building and equipment, $776 for employee termination benefits, and $447 for lease termination and other exit costs.

(3)

The $1.1 million represents restructuring related charges of $703 for other operating costs associated with the closed plant facilities and $404 for inventory markdowns. The $51 restructuring related charge represents for other operating costs associated with closed plant facilities.

(4)

The $348 represents restructuring charges of $546 for lease termination and other exit costs, $388 for write-downs of buildings and equipment, $127 for asset movement costs, a credit of $315 for sales proceeds received on equipment with no carrying value, and a credit of $398 for employee termination benefits.

(5)	Of this total charge, $1.3 million and $11.0 million represent cash and non-cash charges, respectively.

(6)	Of this total charge, $713 and $793 represent cash and non-cash charges, respectively.